Commitments and Contingencies	12 Months Ended
Jun. 30, 2020
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

14. Commitments and contingencies

As stipulated by the agreements with Placer Mining as described in note 7, the Company is required to make monthly payment of $60,000 for care and maintenance and a lease extension fee of $60,000. Including the previously accrued payments, a total of $1,847,300 is payable until the Company decides to acquire the mine at which time these payments will be waived.

As stipulated in the agreement with the EPA and as described in note 7, the company is required to make payments to the EPA. As at June 30, 2020, $5,960,000 payable to the EPA has been included in accounts payable and accrued liabilities.

The Company has entered into a lease agreement which expires in May 2022. Monthly rental expenses are approximately C$26,000 and are offset by rental income obtained through a series of subleases held by the Company. See note 10.